UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2005

R.H. Donnelley Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-07155	13-2740040

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Winstead Drive, Cary, North Carolina	27513

(Address of Principal Executive Offices)	(Zip Code)

R.H. Donnelley Inc.*

(Exact Name of Registrant as Specified in Charter)

Delaware	333-59287	36-2467635

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Winstead Drive, Cary, North Carolina	27513

(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code:	(919) 297-1600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation. R.H. Donnelley Inc. became subject to the filing requirements of Section 15(d) on October 1, 1998 in connection with the public offer and sale of its 9 1/8% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelley Inc. is the obligor of 8 7/8% senior notes due 2010 and 10 7/8% senior subordinated notes due 2012 and is now subject to the filing requirements of Section 15(d) as a result of such notes. As of May 1, 2005, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

Item 8.01 Other Events.

      This Form 8-K is being filed to furnish certain pro forma financial information in accordance with the requirements of Article 11 of Regulation S-X. R.H. Donnelley Corporation (“Donnelley” or the “Company”) prepared the pro forma financial information for the fiscal year ended December 31, 2004 referred to in Item 9.01(b) below relating to the Company’s acquisition on September 1, 2004 of the directory publishing business (“SBC Directory Business”) of SBC Communications, Inc. (“SBC”) in Illinois and Northwest Indiana, including SBC’s interests in The DonTech II Partnership (“DonTech”), a 50/50 general partnership between the Company and SBC (collectively, the “SBC Directory Acquisition”).

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements of businesses acquired, Ameritech Publishing of Illinois, Inc. and Ameritech Publishing of Illinois Partners Partnership (“APIL”) and The DonTech II Partnership (“DonTech”) are incorporated by reference from the Annual Report on Form 10-K for the fiscal year ended December 31, 2004 of Donnelley (the “Form 10-K”).

(b)	Pro Forma Financial Information.

The following unaudited condensed pro forma income statement, or pro forma statement, gives effect to Donnelley’s acquisition of the SBC Directory Business and related financing on the historical results of operations of Donnelley, APIL and DonTech. The pro forma condensed income statement does not purport to represent what the combined results of operations actually would have been had the SBC Directory Acquisition and related financing occurred on January 1, 2004. Additionally, the pro forma condensed income statement is not necessarily indicative of the future results of operations of Donnelley.

A comprehensive description of the acquisition, related financing and effects of purchase accounting is described in detail in the Form 10-K. The historical financial information set forth below has been derived from, and should be read in conjunction with, the historical financial statements of Donnelley, APIL and DonTech that were included in the Form 10-K. The historical consolidated financial information of Donnelley for the year ended December 31, 2004 set forth below includes the results of APIL and DonTech from and after September 1, 2004. The 2004 historical financial information for APIL and DonTech set forth below is for the eight-month period prior to the SBC Directory Acquisition.

The pro forma condensed income statement gives effect to the SBC Directory Acquisition and the related financing as if the transactions had been consummated on January 1, 2004. A pro forma condensed balance sheet as of December 31, 2004 has not been presented herein as the transaction has already been reflected in the Company’s audited balance sheet as of December 31, 2004 included in the Form 10-K.

The pro forma financial information has been prepared in accordance with Article 11 of Regulation S-X and differs materially from the adjusted pro forma data presented in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” (“MD&A”) in the Form 10-K because although the adjusted pro forma data included in the MD&A also includes the SBC Directory Acquisition and Donnelly GAAP results, such data eliminates the effects of purchase accounting related to the SBC Directory Acquisition and certain other items as described in MD&A under the caption “Adjusted Pro Forma Amounts and Other Non-GAAP Measures.”

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DONNELLEY PRO FORMA CONDENSED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2004

		APIL	DONTECH
	DONNELLEY	HISTORICAL	HISTORICAL	CONFORMING
	HISTORICAL	EIGHT MONTHS	EIGHT MONTHS	AND
	YEAR ENDED	ENDED	ENDED	ELIMINATING		ACQUISITION		PRO
	DECEMBER 31, 2004	AUGUST 31, 2004	AUGUST 31, 2004	ADJUSTMENTS		ADJUSTMENTS		FORMA
Net revenues	$603,116	$314,433	$68,777	$(81,748	)(1)	$—		$904,578
Operating expenses	263,150	160,961	30,297	(65,227	)(1)	—		338,401
				(63,557	)(2)	—
				12,777	(2)	—
General and administrative expenses	59,537	17,501	11,249	—		—		88,287
Depreciation and amortization	66,648	—	1,803	—		17,555	(5)	86,006

Total expenses	389,335	178,462	43,349	(116,007)		17,555		512,694
Partnership income	77,967	—	—	(77,967	)(3)	—		—

Operating income	291,748	135,971	25,428	(43,708)		(17,555)		391,884
Interest expense	(175,530)	—	—	—		(36,352	)(6)	(211,882)
Other income, net	—	—	126	—		—		126

Income before taxes	116,218	135,971	25,554	(43,708)		(53,907)		180,128
Provision for income taxes	45,906	59,319	—	(17,483	)(4)	(21,563	)(4)	66,179

Net income	$70,312	$76,652	$25,554	$(26,225)		$(32,344)		$113,949

Earnings per share
Basic	$1.19							$2.27	(7)
Diluted	$1.15							$2.18	(7)
Shares used in computing EPS
Basic	31,268							31,268	(7)
Diluted	32,616							32,616	(7)

(1)	Represents the elimination (a) of DonTech’s revenue, and the corresponding expense recognized by APIL, which is comprised entirely of sales commissions earned by DonTech as a sales agent for SBC selling yellow pages advertising for the acquired SBC Directory Business, and (b) pre-press publishing fees Donnelley earned, and the corresponding expense recognized by APIL, with respect to services Donnelley provided on behalf of SBC. These transactions would have been intercompany transactions and eliminated in consolidation.

(2)	Represents the elimination of APIL’s 50% share of net profits of DonTech that APIL historically recorded as an offset to the sales commission expense it paid to DonTech, as noted in adjustment (1) above, and the revenue participation expense paid by APIL to the Company, which are no longer recognized following the SBC Directory Acquisition.

(3)	Represents the elimination of equity accounting used to account for RHD’s 50% share of the net profits of DonTech and the revenue participation income from APIL, which are no longer recognized following the SBC Directory Acquisition.

(4)	Represents the income tax effect of the preceding pro forma adjustments using a statutory rate of 40%.

(5)	This adjustment represents the additional amortization expense from the amortization of acquired identifiable intangible assets over their estimated useful lives.

Under Statement of Financial Accounting Standard No. 142, Goodwill and Other Intangible Assets, goodwill is not amortized, however, the carrying value is subject to impairment testing. While the Company does not anticipate significant changes to the fair value of the net assets acquired, additional information could come to our attention that may require a revision to the purchase price allocation.

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(6)	In connection with the SBC Directory Acquisition, on September 1, 2004, the Company amended and restated its Senior Credit Facility (“Credit Facility”), which consists of a $700,000 Term Loan A-2, a $1,650,000, Term Loan B-2 and a $175,000 revolving Credit Facility for an aggregate facility of $2,525,000. The pro forma incremental interest expense under the Credit Facility for the year ended December 31, 2004 is as follows:

Interest expense on incremental borrowings	$35,100
Amortization of associated deferred financing costs	1,252

Incremental interest expense	$36,352

Deferred financing costs related to these borrowings are amortized over the term of the associated arrangement. Historical interest expense has not been eliminated in the pro forma statement because the Credit Facility was only amended and restated and, as such, includes all of the debt outstanding under the original Credit Facility as of the date of the SBC Directory Acquisition.

The Company has entered into additional interest rate swap agreements primarily as a result of the incremental financing related to the SBC Directory Acquisition. The impact on interest expense from the additional hedge agreements has not been included in the pro forma incremental interest expense.

Assuming a 1/8% increase in the interest rate associated with the variable portion of the incremental outstanding debt used to finance the SBC Directory Acquisition, pro forma net income would have been reduced by $598 for the year ended December 31, 2004.

(7)	The Company’s redeemable convertible cumulative preferred stock (“Preferred Stock”) entitles the holders to participate in dividends and earnings of the Company. Due to this participation feature, earnings per share (“EPS”) are computed under the two-class method. The two-class method is an earnings allocation formula that calculates basic EPS for common shareholders and preferred shareholders based on their respective rights to receive dividends.

The calculation of pro forma basic and diluted EPS for common shareholders under the two-class method for the year ended December 31, 2004 is shown below. EPS for preferred shares is not required to be disclosed.

Basic EPS-Two-Class Method
Net income	$113,949
Less preferred dividend	(21,791)

Net income available to common shareholders	92,158
Amount allocable to common shareholders (a)	77%

Net income allocable to common shareholders	70,962
Weighted average common shares outstanding	31,268

Basic EPS	$2.27

Diluted EPS-Two-Class Method
Net income	$113,949
Less preferred dividend	(21,791)

Net income available to common shareholders	92,158
Amount allocable to common shareholders (a)	77%

Net income allocable to common shareholders	70,962
Weighted average common shares outstanding	32,616

Diluted EPS	$2.18

(a)	31,268 / (31,268 + 9,483) for the year ended December 31, 2004. The assumed conversion of the Preferred Stock at the beginning of the year would have resulted in 9,767 additional shares of common stock. The effect the assumed conversion of the Preferred Stock was anti-dilutive and therefore was not included in the calculation of diluted EPS.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R.H. Donnelley Corporation
By:	/s/ Robert A. Gross
	Name:	Robert A. Gross
	Title:	Vice President and Controller

R.H. Donnelley Inc.
By:	/s/ Robert A. Gross
	Name:	Robert A. Gross
	Title:	Vice President and Controller

Date: May 13, 2005

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